EXHIBIT 10.1


                  AGREEMENT FOR PURCHASE AND SALE OF SECURITIES


This Agreement for Purchase and Sale of Securities is entered into this 10h day of March, 2008, by and between Art Balykin ("Seller") and Crescent Liu ("Purchaser").


                                    RECITALS

WHEREAS TAG Events Corp. is a corporation organized under the laws of the State of Nevada in good standing (the "Corporation), which is involved in the music event organization and promotion;

WHEREAS Seller is the sole director and the President of the Corporation and in anticipation of the tender of his resignation as a member of the Board of Directors and President to the Corporation to be effective March 12, 2008 (the "Resignation"), Seller has appointed Purchaser to the Board of Directors;

WHEREAS Seller holds of record 3,000,000 shares of the common stock of the Corporation as evidenced by share certificate no. ___ (the "Common Stock");

WHEREAS Seller and Purchaser have entered into negotiations regarding the acquisition by the Purchaser of the 3,000,000 shares of Common Stock held of record by Seller for an aggregate purchase price of $50,000; and

WHEREAS the parties desire to memoralize in writing the terms and provisions of the sale and purchase of the shares of Common Stock;

NOW THEREFORE in consideration of the aforesaid recitals and mutual promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. SALE OF SECURITIES. Seller shall sell and Purchaser shall purchase from Seller, free from all liabilities and encumbrances, the aggregate 3,000,000 shares of Common Stock of the Corporation in consideration for the purchase price of $50,000.

2. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents, warrants and agrees that the following are true and correct on the date hereof:

     a. Seller is the record holder of 3,000,000 shares of Common Stock with absolute right, title and interest to such shares of Common Stock, and that Seller is transferring the 3,000,000 shares of Common Stock to Purchaser free of any liens, pledges, judgments or other encumbrances;


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     b.   Seller  understands that by transferring the shares of Common Stock to
          Purchaser, Seller may be foregoing the possibility of substantial appreciation with regard to the shares of Common Stock and Seller has determined that the value of the aggregate purchase price of $50,000 is equal to the value of the aggregate 3,000,000 shares of Common Stock, which are being sold to Purchaser as a result of arms-length negotiations;

     c. Seller is transferring the 3,000,000 shares of Common Stock pursuant to an exemption from registration in Section 4 (1 1/2) under the Securities Act of 1933, as amended (the "1933 Securities Act"), and applicable exemptions from such state securities acts as may apply.

     d. Seller will execute and deliver to the Corporation any document, or to do any other act or thing, which the Corporation may reasonably request in connection with the disposition of the shares of Common Stock;

     e. Seller understands the significance to Purchaser and to the Corporation and its officers and directors of the above representations and they are made with the intention that such parties may rely upon them; and

     f. Seller acknowledges that Seller understands the meaning and legal consequences of the representations and warranties contained above and Seller hereby agrees to indemnify and hold harmless Purchaser and the Corporation and its respective affiliates, officers, directors, employees and principal shareholders from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty contained in this Agreement.

3. PURCHASE OF THE SECURITIES. Purchaser shall purchase from Seller, free from all liabilities and encumbrances, the aggregate 3,000,000 shares of Common Stock of the Corporation in consideration for the purchase price of $50,000. The $50,000 purchase price shall be paid to Seller by certified check or wire on March 12, 2008 (the "Closing").

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents, warrants and agrees that the following are true and correct on the date hereof:

     a. Purchaser is aware that the shares of Common Stock have not been registered under the 1933 Securities Act nor the securities act of any state and may not be sold, transferred for value, pledged, hypothecated, or otherwise encumbered in the absence of an effective registration of them under the 1933 Securities Act and/or the securities laws of any applicable state or in the absence of an opinion of counsel acceptable to the Corporation and/or its stock transfer agent that such registration is not required under such act or acts;

     b. Purchaser is aware that the share certificate to be issued evidencing the 3,000,000 shares of Common Stock purchased hereunder may include the above-described restrictions;


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     c.   Purchaser  acknowledges  that the Seller is transferring the shares of
          Common Stock pursuant to an exemption from registration under the 1933 Securities Act, and applicable exemptions from such state securities acts;

     d. Purchaser is acquiring the shares of Common Stock solely for his own account and not on behalf of any other person;

     e. Purchaser is acquiring the shares of Common Stock for investment and not for distribution or with the intent to divide his participation with others or reselling or otherwise distributing the shares of Common Stock;

     f.   Purchaser   will  not  sell  the  shares  of  Common   Stock   without
          registration under the 1933 Securities Act and any applicable state securities laws or exemption therefrom;

     g. Purchaser will execute and deliver to the Corporation any document, or do any other act or thing, which the Corporation may reasonably request in connection with the acquisition of the shares of Common Stock;

     h. Purchaser is able to bear the economic risk of an investment in the shares of Common Stock for an indefinite period of time, and further, could bear a total loss of the investment and not change his financial condition which existed at the time of such investment;

     i. Purchaser acknowledges that he is acquiring 3,000,000 shares of Common Stock from Seller, who is deemed an affiliate of the Corporation, and that the 3,000,000 shares of Common Stock will be deemed "restricted" and the holding period in Rule 144 under the 1933 Act Securities will commence for Purchaser as of the date of this Agreement;

     j. Purchaser understands the significance to Seller and the Corporation and its officers and directors of the above representations and they are made with the intention that such parties may rely upon them; and

     k. Purchaser acknowledges that he understands the meaning and legal consequences of the representations and warranties contained above and he hereby agrees to indemnify and hold harmless Seller and the Corporation and its respective affiliates, officers, directors and employees from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of his contained in this Agreement.

5. CLOSING. The Closing shall take place at the offices of the Corporation on March 12, 2008 at 10:00 a.m. The parties hereto agree to execute any and all documents that may be necessary to carry out the terms of this Agreement. At the time of Closing: (i) Seller shall tender to Purchaser share certificate no. ____ evidencing an aggregate of 3,000,000 shares of Common Stock of the Corporation; (ii) Purchaser shall tender to Seller a


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     certified  check or wire transfer in the aggregate  amount of $50,000;  and
     (iii) Seller shall tender his Resignation to the Corporation effective as of March 12, 2008.

6. GOVERNING LAW. This Agreement shall be construed in accordance with Nevada law. This Agreement shall be effective as of the date first above written and shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates indicated below to be effective as of the day and year set forth above. The parties hereto acknowledge that this Agreement may be executed in counterpart.


                                  SELLER:        /s/ ART BALYKIN
Date: March 10, 2008                             _______________________________
                                                 Art Balykin



                                  PURCHASER:
                                                 /s/ CRESCENT LIU
Date: March 10, 2008                             _______________________________
                                                 Crescent Liu


Acknowledged by:

TAG Events Corp.


By:_____________________________
     President







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